Q2 Fiscal Year 2014 Earnings Presentation, Commentary & Financial Results Supplement January 29, 2014 Exhibit 99.2

Safe Harbor Statement

This presentation and the accompanying notes contain statements about our future expectations, plans and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private
Securities Litigation Reform Act of 1995, including but not limited to our financial guidance, outlook, expectations, and investment areas for the fiscal year 2014; the anticipated effects on our business of our strategy and investments; and the anticipated development of our business, markets, and financial results in fiscal 2014 and beyond, including the impact of our hedging activities and intercompany activities. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our projections and guidance are based; our failure to execute our strategy; our failure to make the investments in our business that we plan to make or the failure of those investments to have the effects that we expect; our failure to identify and address the causes of our revenue weakness in
Europe; our failure to acquire new customers and enter new markets, retain our current customers, and sell more products to current and new customers; the willingness of purchasers of marketing services and products to shop online;
currency fluctuations that affect our revenues and costs, including the impact of our currency hedging strategies; costs and disruptions caused by acquisitions; the failure of our acquired businesses to perform as expected; unanticipated changes in our market, customers or business; our failure to promote and strengthen our brand; the failure of our current and new marketing channels to attract customers; our failure to manage the growth, changes, and complexity of our business and expand our operations; competitive pressures; our failure to maintain compliance with the financial covenants in our revolving credit facility or to pay our debts when due; costs and judgments resulting from litigation;
changes in the laws and regulations or in the interpretations of laws or regulations to which we are subject, including tax laws, or the institution of new laws or regulations that affect our business; and general economic conditions. You can also find other factors described in our Form 10-Q for the fiscal quarter ended September 30, 2013 and the other documents we periodically file with the U.S. Securities and Exchange Commission.

Presentation Organization & Call Details

Presentation Organization:
• Q2 FY14 overview
• Q2 FY14 operating and
financial results
• FY14 outlook
• Supplementary information
• Reconciliation of GAAP to
Non-GAAP results
Live Q&A Session:
• 5:15 p.m. Eastern
• Link from the IR section of
www.vistaprint.com
• Hosted by:
Robert Keane
President & CEO
Ernst Teunissen
EVP & CFO

Consolidated
Quarterly Financial Results

$258
$250 $251
$348
$288
$280 $275
$371
Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14
Consolidated Revenue
$0.01
$0.10
$(0.05)
$0.66
$0.17
$0.07
$0.01
$1.18
$0.29
$0.40
$0.25
$1.02
$0.48
$0.41
$0.45
$1.50
Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14
GAAP EPS*
Non-GAAP EPS*
Revenue and EPS results for the consolidated business, including Albumprinter and Webs results since October 31, 2011 and December 28, 2011 (dates of purchase, respectively).
Non-GAAP adjusted net income for all periods presented excludes the impact of share-based compensation expense and its related tax effect, amortization of acquired intangibles, charges related to the alignment of Webs IP with our global structure, changes in unrealized gains and losses on currency forward contracts, and unrealized currency transaction gains and losses on intercompany financing arrangements and the related tax effect.  Please see reconciliation to GAAP net income at the end of this presentation.
Q2 FY204 Non-GAAP EPS reflects recast to exclude impact of changes in unrealized gains/losses on hedges
* Per diluted share

FY14 Operational Performance:
Invigorate the Core Business

Strategy Element Description Long-Term Goals Q2FY14 Examples
Change from short-term
transaction-focused decision-
making to long-term customer-
focused value. Do so by making
major improvements to customer
experience, marketing methods,
service levels and product quality
Increase customer satisfaction,
loyalty and  life time value
• Continued to roll out pricing and
messaging changes in various
countries
• Launched new creative designs
• Enhanced product packaging
• Rolled out carrier notifications
for customers in certain markets
Invest more deeply into selected
traditional Vistaprint marketing
channels and expand  in relatively
new channels such as broadcast
with higher than average COCA,
but with ROI still above our hurdle
rate
Accelerate new customer
acquisition
Reach offline audiences not
currently looking to online suppliers
• Continued to optimize spend in
relatively new channels
• Trimmed ad expense in Europe
with change in customer
economics
• Launched new broadcast
advertising campaigns
Accelerate investment in production
process improvements, employee
training, supply chain management
and manufacturing-related
engineering
Step function changes in quality
and reliability
Significantly lower unit
manufacturing costs
• New product launches
• Cost savings through recycling
and scrap reduction
• Vendor negotiation for more
favorable costs
Customer Value
Proposition
Improvements
Life Time Value
Based Marketing
World Class
Manufacturing

FY14 Operational Performance:
Build Foundations for Future Growth

Strategy Element Description Long-Term Goals Q2FY14 Examples
Digital small business marketing
offerings (websites, email
marketing, social media)
Lay foundations for continued rapid
growth five and more years in the
future
Seek M&A opportunities of firms
that possess technology, market
presence and/or expertise in target
areas
• Total Q2 digital marketing
services revenue of approx. $20
million (includes Webs) or
approx. 5% of revenue
• Webs site builder technology
localized and rolled out to EU
markets
• New capabilities in other
products
Enable customers to share and
preserve memories through
personalized products for home
and family use
• Launched over 150 new holiday
card designs with added photo
and backside options
• New lay-flat photo books for
Albumprinter customers
Expand to markets beyond North
America and Europe
• Continued focus on supporting
growth in India, Japan and
China, entering into a definitive
agreement for a joint venture
with Plaza Create in Japan
Digital Marketing
Home & Family
Geographic Expansion

Q2 FY 2014 Financial and Operating Results 7

Q2 FY 2014: Key Financial Metrics

Quarter Ended  12/31/2013 Six Months Ended 12/31/2013
Revenue
•
$370.8 million
6% y/y growth
6% y/y constant currency growth
•
$645.9 million
8% y/y growth
7% y/y constant currency growth
GAAP Net
Income
•
$40.9 million
11.0% net margin vs. 6.6% last year
increase of 78% y/y
•
$1.18 Diluted EPS
increase of 79% y/y
•
$41.3 million
6.4% net margin vs. 3.5% last year
increase of 94% y/y
•
$1.20 Diluted EPS
increase of 97% y/y
Non-GAAP
Adjusted Net
Income**
•
$52.7 million
14.2% net margin vs. 10.3% last year
increase of 47% y/y
•
$1.50 Non-GAAP Diluted EPS
increase of 47% y/y
•
$68.8 million
10.6% net margin vs. 7.5% last year
increase of 53% y/y
•
$1.96 Non-GAAP Diluted EPS
increase of 56% y/y
Consolidated
**
Non-GAAP adjusted net income and non-GAAP adjusted EPS exclude share-based compensation expense and its related tax effect, amortization of acquired intangible assets, charges related to the alignment of Webs IP with our global operations, changes in unrealized gains and losses on currency forward contracts, and unrealized currency transaction gains and losses on intercompany financing arrangements and the related tax effect. Please see reconciliation to GAAP net income (loss) and EPS at the end of this presentation.

Consolidated
Cash Flow & ROIC Highlights
Quarterly cash flows and investments (in millions) Q2FY14 Q2FY13
Cash flow from operations $95.0 $88.5
Free cash flow* $67.8 $58.7
Capital expenditures $24.6 $27.6
as % of revenue 6.6% 7.9%
Trailing Twelve Month Return on Invested Capital** (GAAP) 15% 7%
Trailing Twelve Month Return on Invested Capital** (Non-GAAP) 24% 17%

Share repurchase program Q2FY14
Shares purchased -
Average cost per share -
Total purchase spend, inclusive of transaction costs, in millions -
Balance sheet  (in millions, as of December 31, 2013)
Cash and cash equivalents $62.3
FCF = Cash Flow from Operations – Capital Expenditures – Purchases of Intangible assets not related to acquisitions – Capitalized
Software Expenses
ROIC = NOPAT / (Debt + Equity – Excess Cash)
Net operating profit after taxes (NOPAT)
Excess cash is cash and investments of 5% of last twelve month revenues
Operating leases have not been converted to debt
Non-GAAP TTM ROIC excludes share-based compensation expense and its related tax effect, amortization of acquired intangibles, charges related to the alignment of Webs IP with our global operations, changes in unrealized gains and losses on currency forward contracts, and unrealized currency transaction gains and losses on intercompany financing arrangements and the related tax effect
Excess cash definition updated in period ending 03/31/2013 and for prior periods.
*
**

Geographic Segment Revenue - Quarterly
(millions)
North America:
51% of total revenue
13% y/y growth
14% y/y constant currency
growth
Europe:
43% of total revenue
1% y/y growth
-2% y/y constant currency
growth
Asia Pacific:
5% of total revenue
-5% y/y growth
6% y/y constant currency
growth
Q2 FY2014

Consolidated
$142.0 $143.4
$144.2
$167.5
$163.0
$169.6
$164.8
$189.4
$100.2
$92.0 $89.7
$159.3
$108.3 $94.9
$94.7
$161.0
$15.4
$15.1 $17.5
$21.5
$16.4
$15.6
$15.6
$20.3
Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14
Asia-Pacific
Europe
North America
Revenue results for the consolidated business, including Albumprinter and Webs results since respective acquisition dates. All Albumprinter revenue included in
European segment.  All Webs revenue included in North American segment.
Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue for applicable periods.
Please see reconciliation to reported revenue growth rates at the end of this presentation.

Operational Metrics
(Includes Albumprinter and Webs as of acquisition dates)

*Albumprinter and Webs included starting Q3FY12
Also starting in the same period, a minor calculation methodology change was made in order to accommodate the consolidation of metrics.
Consolidated
$36.03
$37.75
$36.38
$34.61
$34.43
$35.69
$35.79
$35.72
$37.56
$39.08
$39.40
$40.92
Q3
FY11
Q4
FY11
Q1
FY12
Q2
FY12
Q3
FY12*
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
5.8
5.6
5.9
8.3
7.6
7.0
7.1
9.8
7.8
7.1 7.1
9.1
Q3
FY11
Q4
FY11
Q1
FY12
Q2
FY12
Q3
FY12*
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Orders (M)
Average Order Value

New Customers (million)

3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1.8
1.8
1.9
2.9
2.6
2.3
2.3
3.3
2.6
2.3
2.2
2.9
Q3FY11
Q4FY11
Q1FY12
Q2FY12
Q3FY12*
Q4FY12
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Implied COCA

35 $
30 $
25 $
20 $
15 $
10 $
5 $
0 $
$24
$26
$27
$26
$25
$25
$28
$28
$27
$26
$29
$28
Q3FY11
Q4FY11
Q1FY12
Q2FY12
Q3FY12*
Q4FY12
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Advertising as % of Revenue

35%
30%
25%
20%
15%
10%
5%
0%
21%
23%
24%
26%
25%
23%
26%
27%
24%
21%
23%
22%
Q3FY11
Q4FY11
Q1FY12
Q2FY12
Q3FY12
Q4FY12
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Vistaprint Make an impression.

Consolidated
Operational Metrics
(Includes Albumprinter and Webs as of acquisition dates)

*Albumprinter and Webs included starting Q3FY12
Also starting in the same period, a minor calculation methodology change was made in order to accommodate the consolidation of metrics.

Consolidated
Historical Revenue Driver Metrics
(Includes Albumprinter and Webs as of acquisition dates)

*trailing twelve month at period end
Q3
FY12
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
TTM Unique Customers (M) 14.2 15.0 15.8 16.6 16.9 17.0 17.1 16.9
TTM New Customers (M) 9.1 9.6 10.1 10.5 10.5 10.5 10.4 10.0
TTM Repeating Customers (M) 5.1 5.4 5.7 6.1 6.4 6.5 6.7 6.9
As % of Unique Customers
TTM New Customers 64% 64% 64% 63% 62% 62% 61% 59%
TTM Repeating Customers 36% 36% 36% 37% 38% 38% 39% 41%
Y/Y Growth
TTM Unique Customers 28% 32% 33% 29% 19% 13% 8% 2%
TTM New Customers 26% 30% 31% 25% 15% 9% 3% -5%
TTM Repeating Customers 31% 34% 35% 37% 25% 20% 18% 13%
Implied Retention** 46% 47% 48% 48% 45% 43% 42% 42%
5.1
5.4
5.7
6.1
6.4
6.5
6.7
6.9
9.1
9.6
10.1
10.5
10.5
10.5
10.4
10.0
Q3
FY12
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
TTM* Unique Customers (M)
New Customers Aquired in Period
Customers Repeating from Prior Periods
**TTM repeating customers as % of year-ago unique customers
Starting in Q3 FY12, impact of Albumprinter and Webs has been included.
16.9
14.2
15.0
15.8
16.6
17.0
17.1 16.9

Consolidated
Historical Revenue Driver Metrics
(Includes Albumprinter and Webs as of acquisition dates)

Average Customer Bookings:
$51 $51
$50
$50
$50 $51
$99
$98
$97
$96
$96 $97
$98
$100
$69
$68
$67
$67
$68
$69
$70
$72
Q3
FY12
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Average Bookings Per Unique
Customer (USD)
New Repeat Total
$52
$53
Q3
FY12
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Average Bookings per
Unique Customer
$69 $68 $67 $67 $68 $69 $70 $72
Average Bookings per New
Customer
$51 $51 $50 $50 $50 $51 $52 $53
Average Bookings per
Repeat Customer
$99 $98 $97 $96 $96 $97 $98 $100
Y/Y Growth
Average Bookings per
Unique Customer
-1% -6% -8% -6% -1% 1% 4% 7%
Average Bookings per New
Customer
-6% -7% -9% -6% -2% 0% 4% 6%
Average Bookings per
Repeat Customer
0% -2% -5% -4% -3% -1% 1% 4%
Starting in Q3 FY12, impact of Albumprinter and Webs has been included.

Looking Ahead 15

FY14 Outlook Commentary

• Revenue guidance range changes:
o
~6% to 8% constant currency growth
• North America growth in low to mid teens
• Europe growth roughly flat
• APAC growth in mid single digits
o
At low end of former expectation range
o
We are patient with low revenue growth rates this year, as they come with positive long-term changes to customer value proposition and profitability improvements, especially in Europe
• EPS guidance range:
o
Continue to expect strong margin and EPS growth year over year
o
Raising our EPS guidance range
o
Special items are largely timing issues and under current currency assumptions, should not materially impact the full year
• Mark-to-market net impact of unrealized hedge gains/losses
• Currency gains/losses on intercompany financing arrangements

Revenue and EPS Guidance*
(as of January 29, 2014)
FY14
ending 06/30/2014
Revenue $1,235 - $1,265
Revenue growth from FY 2013 period 6% - 8%
Constant currency revenue growth estimate 6% - 8%
GAAP EPS $1.55 - $1.80
EPS growth from FY 2013 period 82% - 112%
GAAP share count 34.5 million
FY14
ending 06/30/2014
Non-GAAP adjusted EPS $2.68 - $2.93
EPS growth from FY 2013 period 25% – 36%
Non-GAAP share count 35.0 million
Non-GAAP exclusions $39.6
* Millions, except share and per share amounts and as noted

Consolidated
The Company is providing the following assumptions to facilitate non-GAAP adjusted net income per diluted share comparisons that exclude share-based compensation related expenses, amortization of acquired intangible assets, tax charges related to the alignment of IP with our global operations, changes in unrealized gains and losses on currency forward contracts, and unrealized currency transaction gains and losses on intercompany financing arrangements:

Capital Expenditures Guidance
(as of January 29, 2014)
Expressed as percent of revenue
FY 2014 Guidance:
$80M - $90M
6% - 7% of revenue
Actuals Guidance
$63M $63M $76M
$90M
$80M $101M $37M

$46M
$79M
Consolidated
14%
6% 6%
3%
2% 2% 2%
8%
7% 7%
9%
2% 2%
3%
3%
3%
2%
3%
1%
1%
FY 07 FY 08 FY 09 FY 10 FY 11 FY 12 FY 13 FY 14-High FY 14-Low
Other
Land and Facilities
Manufacturing &
Automation Equipment
25%
16%
15%
5%
7%
15%
5%
6%
7%
4%
3%
1%
1%
2%
2%
2%
guidance midpoint

Summary
•
Focus on strategic initiatives and operational
implementation
•
Patient with our slower revenue growth
•
Strong profit execution
•
Continued focus on driving:
o
Competitive advantage
o
Long-term revenue and profit growth
o
Significant value for long-term shareholders

Q&A Session Please go to the Investor Relations section of www.vistaprint.com for the live Q&A call at 5:15 pm EST on January 29, 2014

Q2 Fiscal Year 2014 Financial and Operating Results Supplement

Consolidated
Total Company Growth Rates*
6%
reported
6%
constant-currency

22% constant-currency growth
FY11
FY12
25% constant-currency growth
FY13
16% constant-currency growth
7% constant-currency growth
0%
5%
10%
15%
20%
25%
30%
Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12* Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14
Constant-Currency
Reported
*Starting in Q2FY2012, revenue from acquired companies included.
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue for applicable periods.
Please see reconciliation to reported revenue growth rates at the end of this presentation.
YTD FY14

North America
50%
40%
30%
20%
10%
0%
-10%
21%
18%
17%
20%
23%
21%
22%
20%
15%
18%
15%
14%
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
Q2 FY14

Vistaprint Make an impression.

Consolidated

*Starting in Q2FY2012, revenue from acquired companies included.
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue for applicable periods.
Please see reconciliation to reported revenue growth rates at the end of this presentation.
Segment Revenue Growth Rates*
Constant Currency

Consolidated

FY11  64.8% FY12  65.2% FY13  65.7%
YTD FY14  66.5%
$133 $133
$134
$200
$169
$162
$163
$234
$189
$179
$250
65.3%
63.9%
63.2%
66.8%
65.5%
64.6%
65.0%
67.2%
65.5%
64.6%
65.2%
67.4%
Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14
Gross Profit (millions) GM %
$181
Gross Margin and Gross Profit

Consolidated

FY11  $82 FY12  $44 FY13 $29 YTD FY14 $41
$23
$14
$8
$32
$0
$4
$(2)
$23
$6
$2
$0
$41
11.3%
6.9%
3.8%
10.6%
0.1%
1.5%
-0.7%
6.6%
2.0%
0.8%
0.1%
11.0%
Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14
GAAP Net Income (loss), in millions GAAP Net Margin
GAAP Net Income (Loss) and Net Margin

Non-GAAP Adjusted Net Income*
and Non-GAAP Adjusted Net Margin
*Non-GAAP adjusted net income for all periods presented excludes the impact of share-based compensation expense and its related tax effect, amortization of acquired intangibles, charges related to the alignment of Webs IP with our global structure, changes in unrealized gains and losses on currency forward contracts, and unrealized currency transaction gains and losses on intercompany financing arrangements and the related tax effect.  Please see reconciliation to GAAP net income at the end of this presentation.

FY11  $105 FY12  $77 FY13 $76 YTD FY14 $69
$28
$20
$13
$38
$11
$15
$9
$36
$17
$14
$16
$53
13.8%
9.4%
6.1%
12.6%
4.4%
5.9%
3.5%
10.3%
5.9%
5.0%
5.9%
14.2%
Non-GAAP Adjusted Net Income (millions) Non-GAAP Adjusted Net Margin
Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14
Consolidated

Q2 Income Statement Comparison to Prior Year
(as a percentage of revenue)

14.2%
9.5%
8.2%
7.6%
11.5%
11.5%
33.5%
38.6%
32.6% 32.8%
Q2 FY2014 Q2 FY2013
Cost of revenue
Marketing and selling
Technology and development
General and administrative
Income from operations
Consolidated

Consolidated
Q2 Income Statement Comparison to Prior Quarter
(as a percentage of revenue)

14.2%
3.1%
8.2%
9.5%
11.5%
15.4%
33.5%
37.2%
32.6%
34.8%
Q2 FY2014 Q1 FY2014
Cost of revenue
Marketing and selling
Technology and development
General and administrative
Income from operations

Share-Based Compensation* (millions)
*  Share-based compensation (SBC) expense includes SBC-related tax adjustment.

FY11  $22.4 FY12 $26.1 FY13 $33.7 YTD FY14 $16.6
$5.3
$5.1
$4.9
$5.0
$7.6
$8.6
$8.4
$8.5
$8.4
$8.3
$8.6
$8.1
Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14
Consolidated

* Home and family revenue is calculated using a product format-based approach; all Albumprinter revenue is included in home and family and all Webs revenue is included in Small business marketing

$204
$209 $212
$300
$258
$250
$251
$348
$288
$280
$275
$371
Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14
Small Business Marketing* Home and Family*
Consolidated
Revenue Seasonality
(Includes Albumprinter and Webs as of the dates of acquisition)

Consolidated
Balance Sheet Highlights
Balance Sheet highlights, in millions, at period end 12/31/13 09/30/2013 06/30/13 03/31/13 12/31/12
Total assets $674.6 $638.7 $601.6 $616.4 $653.7
Cash and cash equivalents $62.3 $64.7 $50.1 $51.3 $64.7
Total current assets $135.5 $121.8 $100.2 $104.4 $132.3
Goodwill and intangible assets $171.6 $171.5 $171.2 $174.3 $179.2
Total liabilities $414.4 $432.0 $412.0 $414.7 $443.8
Current liabilities $197.9 $144.3 $155.0 $154.0 $182.4
Long-term debt $189.3 $262.5 $230.0 $229.0 $230.5
Shareholders’ Equity $260.3 $206.7 $189.6 $201.7 $209.9
Treasury shares  (in millions) 10.9 11.0 11.3 10.9 16.4

Consolidated
Total Debt as of December 31, 2013
Availability under our credit facility ($ millions)* 12/31/13
Maximum aggregate available borrowing amounts 496.3
Outstanding borrowings of credit facility (204.5)
Remaining amount 291.8
Limitations to borrowing due to debt covenants and other obligations** (2.1)
Amount available for borrowing as of December 31, 2013 $289.7

•
Aggregate loan commitments of $496.3M
•
Interest rate of LIBOR plus 1.50% - 2.0%, depending on leverage
•
Currently in compliance with all covenants.  Key financial covenants are:
Total leverage ratio not to exceed 3.5x TTM EBITDA (reducing to 3.25x on 3/31/14 and 3.0x on 3/31/15).
Interest coverage ratio of at least 3.0x TTM EBITDA.
•
Purchases of our ordinary shares, payments of dividends, and mergers and acquisitions are subject to more restrictive consolidated leverage ratio thresholds than those listed above when calculated on a proforma basis in certain scenarios. Also the credit agreement limits the amount of purchases of our ordinary shares, payments of dividends, mergers and acquisitions, investments in joint ventures or minority interests, and consolidated capital expenditures that we may make. These limitations can include annual limits that vary from year-to-year and aggregate limits over the term of the credit facility. Therefore, our ability to make desired investments may be limited during the term of our revolving credit facility.
* As announced in our Form 8-K filed on January 22, 2014, we entered into an amendment to our credit agreement on January 17, 2014 resulting in an increase to aggregate loan commitments under the credit agreement by $303.75 million, to a total of $800.0 million by adding new lenders and increasing the commitments of several existing lenders. The loan commitments consist of revolving loans of $640.0 million and a term loan of $160.0 million. Key covenants, pricing, and maturity date have remained the same.
** Our borrowing ability can be limited by our debt covenants each quarter. These covenants may limit our borrowing capacity depending on our leverage, other indebtedness, such as installment obligations and letters of credit, and other factors that are outlined in our credit agreement filed as an exhibit in our Form 8-Ks filed on February 13, 2013 and January 22, 2014.
o
o

Q2 FY14 Capital Expenditure Breakdown

Q2 FY14 CapEx: $24.6M
Consolidated
1
3
2
17%
61%
22%
Land/Facilities
Mfg & Automation
Equipment
Other
1   Land, building and construction, leasehold improvements, and furniture and fixtures
2   All manufacturing and automation equipment, including offset and digital print lines, other printing equipment, pre-press and post-press equipment such as cutters, and automation equipment
3   IT infrastructure, software and office equipment

Appendix Including a Reconciliation of GAAP to Non-GAAP Financial Measures

About non-GAAP financial measures
To supplement Vistaprint’s consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Vistaprint has used the following measures defined as non-GAAP financial measures by
Securities and Exchange Commission, or SEC, rules: non-GAAP adjusted net income, non-GAAP adjusted net income per diluted share, free cash flow and constant-currency revenue growth. The items excluded from the non-GAAP adjusted net income measurements are share-based compensation expense and its related tax effect, amortization of acquisition-related intangibles, tax charges related to the alignment of acquisition-related intellectual property with global operations, changes in unrealized gains and losses on currency forward contracts, and unrealized currency transaction gains and losses on intercompany financing arrangements and the related tax effect.  Free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs.  Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue in the prior year periods.
The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this release. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.
Vistaprint’s management believes that these non-GAAP financial measures provide meaningful supplemental information in assessing our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, which could be non-cash charges or discrete cash charges that are infrequent in nature.  These non-GAAP financial measures also have facilitated management’s internal comparisons to Vistaprint’s historical performance and our competitors’ operating results.

Reconciliation: GAAP to Non-GAAP Results
FY 2003 FY 2004 FY 2005* FY 2006 FY 2007 FY 2008 FY 2009 FY2010 FY2011 FY2012 FY2013
GAAP Net Income $473 $3,440 ($16,218) $19,234 $27,143 $39,831 $55,686 $67,741 $82,109 $43,994 $29,435
Share-based
compensation and
related tax effect
$0 $0 $0 $4,850 $8,765 $15,275 $20,177 $23,156 $22,400 $26,060 $33,662
Amortization of
acquired intangible
assets
- - - - - - - - - $5,754 $10,361
Tax Impact of Webs
IP transfer
- - - - - - - - - $1,235 $2,387
Non-GAAP
Adjusted Net Income
$473 $3,440 $4,782 $23,146 $35,908 $55,106 $75,863 $90,897
$104,50
9
$77,043 $75,845
Net Income (Loss) – Annual
($ in thousands)
*Fiscal 2005 non-GAAP results exclude a contract termination payment of $21mm

Reconciliation: GAAP to Non-GAAP Results
Net Income (Loss) – Quarterly
($ in thousands)
. Fiscal Year 2011 Fiscal Year 2012 Fiscal Year 2013 FY2014
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
GAAP Net Income
$22,917 $14,397 $8,172 $31,697 $274 $3,851 $(1,696) $22,960 $5,866 $2,305 $412 $40,875
Share-based
compensation and
related tax effect
$5,285 $5,129 $4,876 $5,021 $7,566 $8,596 $8,445 $8,540 $8,353 $8,324 $8,576 $8,062
Amortization of
acquired intangible
assets
- - - $1,148 $2,381 $2,225 $2,178 $2,243 $2,275 $3,665 $2,200 $2,249
Tax Impact of Webs
IP Transfer
- - - - $1,017 $218 - $2,164 $431 ($208) $63 $1,468
Changes in
unrealized (gain)
loss on currency
forward contracts
included in net
income
$4,856 $(1,155)
Unrealized currency
transaction loss on
intercompany loan
and the related tax
effect
- $1,163
Non-GAAP
Adjusted Net
Income
$28,202 $19,526 $13,048 $37,866 $11,238 $14,890 $8,927 $35,907 $16,925 $14,086 $16,107 $52,662

Reconciliation: GAAP to Non-GAAP Results
Diluted Earnings Per Share - Annual

FY 2006 FY 2007 FY 2008 FY 2009 FY2010 FY2011 FY2012 FY2013
GAAP Net Income per share $0.45 $0.60 $0.87 $1.25 $1.49 $1.83 $1.13 $0.85
Share-based Compensation
and related tax effect per
share
$0.09 $0.18 $0.31 $0.43 $0.49 $0.47 $0.65 $0.95
Amortization of acquired
intangible assets per share
- - - - - - $0.14 $0.29
Tax Impact of Webs IP
Transfer per share
- - - - - - $0.03 $0.06
Non-GAAP Adjusted Net
Income per share
$0.54 $0.78 $1.18 $1.68 $1.98 $2.30 $1.95 $2.15
Weighted average shares
used in computing Non-
GAAP EPS
(millions)
42.651 45.825 46.780 45.099 45.989 45.448 39.426 35.201

Reconciliation: GAAP to Non-GAAP Results
Earnings Per Diluted Share - Quarterly
. Fiscal Year 2011 Fiscal Year 2012 Fiscal Year 2013 FY2014
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
GAAP Net Income per
share
$0.51 $0.32 $0.19 $0.82 $0.01 $0.10 $(0.05) $0.66 $0.17 $0.07 $0.01 $1.18
Share-based Compensation
and related tax effect per
share
$0.12 $0.11 $0.12 $0.12 $0.20 $0.23 $0.24 $0.24 $0.24 $0.24 $0.25 $0.22
Amortization of acquired
intangible assets per share
- - - $0.03 $0.06 $0.06 $0.06 $0.06 $0.06 $0.11 $0.06 $0.06
Tax impact of Webs IP
Transfer per share
- - - - $0.02 $0.01 - $0.06 $0.01 $(0.01) $0.00 $0.04
Changes in unrealized
(gain) loss on currency
forward contracts included
in net income per share
$0.13 $(0.03)
Unrealized currency
transaction loss on
intercompany loan and the
related tax effect per share
$0.00 $0.03
Non-GAAP Adjusted Net
Income per share
$0.63 $0.43 $0.31 $0.97 $0.29 $0.40 $0.25 $1.02 $0.48 $0.41 $0.45 $1.50
Weighted average shares
used in computing Non-
GAAP EPS
(millions)
45.079 45.156 42.569 39.041 38.346 37.620 35.793 35.156 35.217 34.633 35.005 35.118

Reconciliation: Free Cash Flow
(in thousands)

Three Months Ended Six Months Ended
December 31, December 31,
2013 2012 2013 2012
Net cash provided by operating activities $ $ $ $
Purchases of property, plant and
equipment
Purchases of intangibles assets
Capitalization of software and website
development costs
Free cash flow $ $            $  $
95,027
(24,592)
(44)
(2,605)
67,786
88,533
(27,609)
(361)
(1,839)
58,724
94,904
(42,169)
(119)
(4,419)
48,197
95,183
(55,368)
(370)
(3,140)
36,305

Reconciliation:
Constant-Currency Revenue Growth Rates
Quarterly

ASIA-PACIFIC
Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14
Reported revenue growth
50% 65% 67% 41% 47% 28% 28% 26% 6% 4% (11%) (5%)
Currency impact
(15%) (26%) (22%) (4%) (7%) 5% 2% (3%) 4% 4% 13% 11%
Revenue growth in constant
currency
35% 39% 45% 37% 40% 33% 29% 24% 10% 8% 2% 6%
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue for applicable periods.
EUROPE
Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14
Reported revenue growth
22% 38% 31% 36% 29% 18% 12% 11% 8% 3% 6% 1%
Currency impact
(1%) (15%) (10%) 1% 5% 12% 11% 2% 0% (1%) (4%) (3%)
Revenue growth in constant
currency
21% 22% 21% 37% 34% 30% 23% 14% 8% 2% 2% (2%)

Reconciliation:
Constant-Currency Revenue Growth Rates
Quarterly

NORTH AMERICA
Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14
Reported revenue growth
21% 18% 17% 20% 23% 20% 22% 20% 15% 18% 14% 13%
Currency impact
0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 1% 1%
Revenue growth in constant
currency
21% 18% 17% 20% 23% 21% 22% 20% 15% 18% 15% 14%
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue for applicable periods.
TOTAL COMPANY Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14
Reported revenue growth 23% 27% 25% 28% 26% 20% 18% 16% 12% 12% 9% 6%
Currency impact (1%) (7%) (5%) 0% 2% 5% 5% 1% 0% 0% 0% 0%
Revenue growth in constant
currency
22% 20% 20% 28% 28% 25% 23% 17% 12% 12% 9% 6%